SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2004

                            STRUCTURED PRODUCTS CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                            333-89080            13-3692801
 --------                            ---------            ----------
(State or other jurisdiction of     (Commission File     (IRS Employer
 incorporation or organization)      Number)              Identification Number)

390 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496
                                                   -------------


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Item 1.  Changes in Control of Registrant.
-------  ---------------------------------
         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
-------  -------------------------------------
         Not Applicable.

Item 3.  Bankruptcy or Receivership.
-------  ---------------------------
         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
-------  ----------------------------------------------
         Not Applicable.

Item 5.  Other Events.
-------  -------------
         Supplement No. 1 dated March 15, 2004 to Prospectus Supplement dated February 18, 2004, to Prospectus dated July 28, 2003, CorTS(R) Trust For Goldman Sachs Capital I.

Item 6.  Resignations of Registrant's Directors.
-------  ---------------------------------------
         Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------
         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits.

               Description
               -----------
               Supplement No. 1 dated March 15, 2004 to Prospectus Supplement dated February 18, 2004, to Prospectus dated July 28, 2003, CorTS(R) Trust For Goldman Sachs Capital I.





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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated March 15, 2004
                                                 STRUCTURED PRODUCTS CORP.


                                                 By:   /s/ John Dickey
                                                   -----------------------------
                                                   Name:  John Dickey
                                                   Title: Authorized Signatory




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EXHIBIT INDEX

-----------------------------------------------------  -----------------
Description                                            Paper (P) or
                                                       Electronic (E)
-----------------------------------------------------  -----------------
Supplement  No. 1 dated March 15, 2004 to  Prospectus   E
Supplement  dated  February 18, 2004, E to Prospectus
dated July 28, 2003, CorTS(R) Trust For Goldman Sachs
Capital I.
-----------------------------------------------------   ----------------



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SUPPLEMENT NO. 1
(To Prospectus Supplement dated February 18, 2004)
(To Prospectus dated July 28, 2003)

                    Structured Products Corp., the Depositor
               2,120,000 6.000% Corporate-Backed Trust Securities
                         (CorTS(R)) Class A Certificates
                 (principal amount $25 per Class A Certificate)
                                    issued by
              CorTS(R) Trust For Goldman Sachs Capital I, the Trust

                              ---------------------

         On February 27, 2004, the Trust issued $100,000,000 principal amount of Class A Certificates. The assets of the Trust consist principally of 6.345% Capital Securities due February 15, 2034 issued by Goldman Sachs Capital I and all future payments of interest and a single payment of principal due on the Underlying Capital Securities. The sole assets of Goldman Sachs Capital I are the 6.345% Junior Subordinated Debentures due February 15, 2034 issued by The Goldman Sachs Group, Inc. Initially, $100,000,000 principal amount of Underlying Capital Securities was deposited in the Trust. From time to time, the Depositor may deposit additional Underlying Capital Securities in the Trust, and cause additional Class A Certificates to be issued. On March 15, 2004, the Depositor caused an additional $53,000,000 principal amount of Underlying Capital Securities to be deposited in the Trust, and the Trust issued an additional $53,000,000 principal amount of Class A Certificates. The Trust will also issue additional Class B Certificates and Call Warrants, neither of which are being offered hereby. All additional Class A Certificates issued in connection with the deposit of the additional Underlying Capital Securities rank ratably with the Class A Certificates previously issued by the Trust.

         With respect to the issuance of the additional Class A Certificates pursuant to this Supplement No. 1 only, the first sentence of the third paragraph under "Certain Federal Income Tax Considerations" is hereby amended by deleting the reference to "$0.69" and replacing it with "$0.71".

         All  other  provisions  of  the  attached  Prospectus   Supplement  and
Prospectus remain unchanged.

         This Supplement No. 1 is not a summary of the provisions of the Class A Certificates. You should read the accompanying Prospectus Supplement and Prospectus for more complete information about the Class A Certificates.

                              ---------------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this Supplement No. 1 or the accompanying Prospectus Supplement and Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                           Per Class A Certificate         Total
                                           -----------------------   -----------
Public offering price.........................       $25             $53,000,000
Underwriting discount.........................   $0.7875              $1,669,500
Proceeds to Trust (before expenses)...........  $24.2125             $51,330,500

         The Underwriter expects to deliver your Class A Certificates in book-entry form only through The Depository Trust Company on or about March 15, 2004.

"CorTS(R)" is a registered service mark of Citigroup Global Markets Inc.

                              ---------------------

                                    Citigroup

                              ---------------------

March 15, 2004


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